EXHIBIT 99.10

                      [LETTERHEAD OF TRENWICK GROUP LTD.]

                                LETTER AGREEMENT


This Letter Agreement, dated as of December 10, 2002, confirms the agreement of the parties to the matters set forth below.

WHEREAS, as a condition to LaSalle Re Limited ("LaSalle Re") accepting the capital contribution of the stock of Oak Dedicated Limited, Oak Dedicated Two Limited and Oak Dedicated Three Limited (collectively, the "Oak Entities") and agreeing to fund certain obligations of the Oak Entities so that they come into line under Lloyd's requirements for the 2003 year, Trenwick Group Ltd. ("Trenwick") has agreed to forgive all outstanding indebtedness owed to Trenwick by the Oak Entities;

WHEREAS, the common shares of each of LaSalle Re and LaSalle Re Holdings Limited ("LaSalle Holdings") have been pledged to collateralize the underlying obligations owed to certain banks with respect to outstanding letters of credit issued in support of the operations of Lloyd's Syndicate 839 and LaSalle Holdings has guaranteed such obligations;

WHEREAS, LaSalle Re has been informed by the Bermuda insurance authorities that it will not be permitted to write insurance for 2003;

WHEREAS, the acquisition by LaSalle Re of the Oak Entities and the investment of funds in the Oak Entities by LaSalle Re referred to herein have been reviewed with and approved by the Bermuda insurance authorities; and

WHEREAS, LaSalle Re's participation in Lloyd's through ownership of the Oak Entities will allow it to indirectly continue to write insurance for 2003 as a participant in Syndicate 839.

      NOW, THEREFORE, in consideration of the agreements and provisions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Trenwick agrees to contribute to LaSalle Holdings the issued ordinary shares of the Oak Entities for purposes of contribution thereof to LaSalle Re and the contribution by LaSalle Re of $81,637,530 to the Oak Entities to provide Funds at Lloyd's for the 2003 year.

2. Trenwick also agrees to make a capital contribution in the aggregate amount of $15,876,333 to the Oak Entities as set forth in Schedule A attached hereto.


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3.    As a condition to the matters set forth in paragraphs 1 and 2 above,
      LaSalle Holdings agrees it will immediately upon receipt from Trenwick contribute the issued ordinary shares of the Oak Entities to LaSalle Re as a capital contribution.

4. LaSalle Re agrees that it will fund, in accordance with Schedule B attached hereto, $81,637,530 on behalf of the Oak Entities so that the Oak Entities come into line for the 2003 year.

5. As a condition of LaSalle Re accepting the capital contribution of the ordinary shares of the Oak Entities, and contributing them to LaSalle Re, Trenwick agrees that it shall prior to its contribution to LaSalle Holdings as set forth in paragraph 1 above, forgive all indebtedness owed from the Oak Entities to Trenwick in the amount of $128,927,063 and shall cause Oak Dedicated Three Limited to forgive indebtedness owed by Trenwick in the amount of $1,229,188 as set forth in Schedule C attached hereto.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York

Please confirm your agreement to the foregoing by signing the enclosed counterpart of this Letter Agreement and returning it to us.

                                           Very truly yours,

                                           TRENWICK GROUP LTD.

                                           By:    /s/ Alan L. Hunte
                                                  ------------------------------
                                           Title: Executive Vice President & CFO
                                                  ------------------------------


ACCEPTED AND AGREED
As of the date hereof:

LASALLE RE HOLDINGS LIMITED               LASALLE RE LIMITED


By:    /s/ Alan L. Hunte                  By:    /s/ Alan L. Hunte
       ------------------------------            -------------------------------
Title: Executive Vice President & CFO     Title: Executive Vice President & CFO
       ------------------------------            -------------------------------


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